Exhibit 99.1







INVESTOR PRESENTATION

MARCH 2017

ESSEX
PROPERTY TRUST, INC.

TABLE OF CONTENTS

ESSEX
PROPERTY TRUST, INC.

	PAGE(S)
ABOUT ESSEX	2 – 3
WEST COAST INVESTMENT STRATEGY	4 – 11
INVESTMENT OVERVIEW	12 – 15
FINANCIAL PERFORMANCE, 2017 GUIDANCE, & CAPITAL STRUCTURE	16 – 23
APPENDIX	
• TRACK RECORD	24
• WEST COAST OVERVIEW	25 – 28
• TECH INDUSTRY: THEN & NOW	29 – 33
• ESSEX PORTFOLIO	34 – 39
• SUSTAINABILITY	40 – 43
	44 – 46

SAFE HARBOR DISCLOSURE Certain statements in this presentation, which are not historical facts, may be considered forward-looking statements within the meaning of the federal securities laws. The forward looking statements, some of which can be identified by terms and phrases such as “forecast”, “estimate”, “expect”, “anticipate”, “should”, “could”, “may”, and similar expressions, reflect the current views of Essex Property Trust, Inc. (“Essex” or the “Company”) and its affiliates with respect to future events and are subject to risks and uncertainties. Such forward-looking statements involve the risk that actual results could be materially different from those described in such forward-looking statements. Factors that could cause actual results to be materially different are discussed under the caption “Risk Factors” in Item 1A of the Company’s Report on Form 10-K for the year ended December 31, 2016. All forward-looking statements and reasons why results may differ included in this presentation are made of the date hereof, and we assume no obligation to update any such forward-looking statements or reasons why actual results may differ.

ESSEX IS THE ONLY PUBLIC MULTIFAMILY REIT DEDICATED EXCLUSIVELY TO THE WEST COAST

ESSEX
PROPERTY TRUST, INC.



SEATTLE
17% of NOI(1)
NORTHERN CA
39% of NOI(1)
San Francisco MD 9%
Oakland(2) 12%
Santa Clara 17%
SOUTHERN CA
44% of NOI(1)
Ventura 4%
Los Angeles 19%
Orange County 11%
San Diego 9%

- Dedicated to the urban and suburban **coastal markets** of California and Washington with **high barriers to housing construction**
- **Long track record of success with #1 shareholder return** of multifamily REITs[3] over the last 20 years
- Highest total return of all public REITs since IPO in 1994
- 23 year history of **increasing cash dividend**
- Top executives share an **average tenure of roughly 18 years**
- **S&P 500 Company**

(1) Represents percent of pro rata NOI as of 12/31/16.
(2) Oakland includes Alameda and Contra Costa Counties.
(3) Multifamily REITs represent the total return of 6 peers through 12/31/16.

KEY STRATEGIC OBJECTIVES

ESSEX
PROPERTY TRUST, INC.

- **Add value** through strategic redevelopment
- **Acquire and develop** West Coast properties near transportation nodes in submarkets with highest expected rent growth
- **Drive rent growth** on high occupancy
- **Internal value creation** through transformational synergies
- Maintain **strong balance sheet** and **financial flexibility**



The Dylan
Los Angeles, CA

SOLID WEST COAST FUNDAMENTALS

ESSEX
PROPERTY TRUST, INC.

- ESS PORTFOLIO WEIGHTED AVERAGE JOB GROWTH CONTINUES TO OUTPACE THE U.S. AND OTHER MAJOR MSA'S

Trailing 3 Month Job Growth

As of December 2016


4%
3%
2%
1%
0%
ESS Portfolio Wtd. Avg.(1) = 2.6%
U.S. Avg. = 1.5%
Seattle
San Jose
Orange County
Oakland
Washington DC
San Francisco
San Diego
Boston
New York
Los Angeles
ESS Markets
Non ESS Markets

Source: BLS (not seasonally adjusted)

(1) For those markets included in this graph which represents 94% of Essex's NOI at the Company's pro rata share as of 12/31/16.

- FAVORABLE DEMOGRAPHIC TRENDS INDICATE CONTINUED STRONG RENTAL DEMAND FROM THE KEY RENTAL COHORT

U.S. Population by Age Group
(in Millions)


Key Rental Cohort
70
65
60
55
50
45
40
20-34
35-49
50-64
2015 Population
2005 Population

18-34 Year Olds Living with Parents in U.S.
(in Millions)


25
20
15
10
5
0
34%
32%
30%
28%
26%
24%
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Total # Living with Parents (left axis)
% Living with Parents (right axis)

Source: Census

STRONG HOUSEHOLD INCOME GROWTH VS. RENT GROWTH

ESSEX PROPERTY TRUST, INC.

- HOUSEHOLD INCOME GROWTH IS OUTPACING RENT GROWTH IN MANY ESS MARKETS WHICH IS IMPROVING AFFORDABILITY IN THE NORTHERN CALIFORNIA MARKETS



CAGR in Household Incomes vs. Rents
(2016 - 2017E)
7%
6%
5%
4%
3%
2%
1%
0%
San Francisco
San Jose
Oakland
Los Angeles
Orange County
Seattle
San Diego
Household Income CAGR ('16 - '17E)
Rent Growth CAGR ('16 - '17E)

Source: Moody's, RCG, and Essex

2017 PROJECTED RENT GROWTH

- IN 2017, WE EXPECT DEMAND AND SUPPLY TO BE IN BALANCE COMPARED TO THE PRIOR SIX YEARS WHERE DEMAND SIGNIFICANTLY EXCEEDED SUPPLY
- 2017 RENT GROWTH IS EXPECTED TO MODERATE TO THE LONG-TERM AVERAGE


Ratio of New Household Formation to New Supply(1)
Ratio of Demand to Supply(1)
5.0
4.0
3.0
2.0
1.0
0.0
Los Angeles
Orange County
San Diego
San Francisco
Oakland
San Jose
Seattle
2011-2016 Average
2017E


2017E Rent Growth
6%
4%
2%
0%
ESS Markets Wtd. Average(2): 3.6%
Los Angeles
Orange County
San Diego
San Francisco
Oakland
San Jose
Seattle

Source: BLS and Essex
(1) New household formation is based upon a ratio of 2 jobs to create one new household.
(2) Markets weighted by scheduled rent in the Company's portfolio.

ESSEX
PROPERTY TRUST, INC.

- IN ESS' SUPPLY CONSTRAINED MARKETS, DEMAND IS EXPECTED TO EXCEED SUPPLY RELATIVE TO OTHER MAJOR METROS FOR THE NEXT SEVERAL YEARS

New Household Formation to Total New Supply[1]



Core Essex Markets
Other Markets
Essex Portfolio
U.S.
Median Single Family and Condo Home Price (in 000s, NAR & CoreLogic)
$1,200
$1,000
$800
$600
$400
$200
$0
San Francisco
San Jose
ESS Los Angeles Submarket
Orange County
Essex Portfolio*
Oakland
San Diego
Los Angeles
Seattle
Boston
Nassau-Suffolk
Denver
DC
New York
Miami
Baltimore
U.S.
Houston
Phoenix
Atlanta
Dallas
0.0
0.5
1.0
1.5
2.0
2.5
Ratio of New Home Demand to Total New Supply (2018F-2019F)

Source: NAR, Moody's, Dataquick, Economy.com permits, and Essex
*Essex Portfolio weighted by % of SS Revenue.
(1) New Home demand based upon a ratio of 2 forecast jobs to create one household (forecasts are ESS and Moody's). Total new supply based on ESS forecasts and total permits, assuming a 12 month completion lag; except U.S., which is based on forecast starts (permits and starts from Moody's).

NORTHERN CALIFORNIA MULTIFAMILY SUPPLY

ESSEX PROPERTY TRUST, INC.

- MULTIFAMILY SUPPLY AS A % OF MULTIFAMILY STOCK IS EXPECTED TO DECREASE IN ESS' NORTHERN CALIFORNIA MARKETS IN 2018



Multifamily Supply as a % of Multifamily Stock(1)
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
San Francisco
Oakland
San Jose
2014
2015
2016
2017
2018

Source: Essex

(1) 2017 represents forecasted data and 2018 represents preliminary estimates.

RENT GROWTH OUTLOOK

ESSEX PROPERTY TRUST, INC.

- ESS' NORTHERN CALIFORNIA MARKETS ARE PROJECTED TO BE THE TOP PERFORMING MARKETS IN 2018 & 2019
- MORE THAN 90% OF ESS' TOTAL NOI IS IN THE TOP PROJECTED MSA'S BY RENT GROWTH IN 2018 & 2019

Top Projected Rent Growth Markets

Rank	MSA Name	'18E - '19E CAGR Rent Growth	% of ESS Total NOI[1]
1	**San Francisco, CA**	**5.3%**	**9.1%**
2	**San Jose, CA**	**5.1%**	**17.4%**
3	**Oakland, CA**	**4.5%**	**12.0%**
4	**Seattle, WA**	**4.5%**	**17.5%**
5	Boston, MA	4.3%	
6	**San Diego, CA**	**4.2%**	**8.6%**
7	Denver, CO	4.1%	
8	**Los Angeles, CA**	**4.1%**	**19.1%**
9	Phoenix, AZ	4.1%	
10	New York, NY	4.1%	
11	**Anaheim, CA**	**4.0%**	**10.6%**
12	Durham, NC	4.0%	
13	Houston, TX	4.0%	
14	Charlotte, NC	4.0%	
15	Dallas, TX	4.0%	
ESS Top 15 Weighted Average		**4.5%**	**94.3%**
U.S. Average Growth		**3.8%**	

Source: Axiometrics

(1) Represents the Company's pro rata share as of 12/31/16.

INVESTMENT OVERVIEW

ESSEX
PROPERTY TRUST, INC.

CORE COMPETENCIES TO CREATE VALUE

- **ACQUISITIONS**
  - Improve the NAV/sh, cash flow/sh and growth prospects of the Company
- **DEVELOPMENT**
  - Develop high-quality tenant desired apartment homes near transportation nodes
- **REDEVELOPMENT**
  - Focused on rent justified improvements to maximize NOI and value
- **CO-INVESTMENT PLATFORM**
  - Facilitates growth via private capital and provides attractive risk adjusted returns


Avant


One South
Market


Bunker Hill
(Rendering)


Park 20

ESSEX PROPERTY TRUST, INC.

KEY INVESTMENT TARGETS

- Improve portfolio growth through dispositions of select assets
- Utilize co-investment platform to maximize total return
- Large discounts to NAV (>10%) would likely result in increased disposition activity
- Originate preferred equity transactions with conservative loan underwriting

Acquisitions

Property Name	City	Location	Apartment Homes	Age	Contract Price ('000's)	Price/ Home
Palm Valley	San Jose	Northern CA	1,098	9	$183,000[1]	$ 333

Dispositions

Property Name	City	Location	Apartment Homes	Age	Contract Price ('000's)	Price/ Home
Jefferson at Hollywood	Los Angeles	Southern CA	270	7	$132,500	$ 491


Palm Valley


Jefferson at Hollywood

(1) Represents the 50% interest acquired in 2017.

DEVELOPMENT PIPELINE UPDATE

ESSEX PROPERTY TRUST, INC.

- FORECASTED SPEND OF **$215M** AT PRO RATA SHARE ON DEVELOPMENT PROJECTS IN 2017

Delivery of Development Pipeline



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$-
Cost (in millions)
2017
2018

Delivery of Development Timeline[2]			
	# of Properties	Units	Total Cost[1]
2017	2	627	$258
2018	3	1,341	$880
Total	**5**	**1,968**	**$1,138**

ESS Share[3]	
Total Cost	$935
Unfunded Cost	$528
Total cost as a % of total market cap.	4.4%
Unfunded cost as a % of total market cap.	2.5%

(1) Total cost in millions and not ESS share. Includes only those projects under construction as of 12/31/16.
(2) Based on initial occupancy.
(3) As of 12/31/16.

FINANCIAL PERFORMANCE, 2017 GUIDANCE, & CAPITAL STRUCTURE

ESSEX
PROPERTY TRUST, INC.

CONTINUED OUTPERFORMANCE VS. PEERS

- ESS SAME-PROPERTY NOI GROWTH HAS EXCEEDED THE PEER AVERAGE BY **3.4%** ANNUALLY SINCE 2012
- IN 2017, NOI GROWTH IS EXPECTED TO CONTINUE TO OUTPERFORM THE PEER GROUP



Same-Property NOI Growth
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
8.9%
5.5%
3.4%
2.8%
2012-2016 CAGR
2017E (1)
ESS
Peer Average (2)

Source: Company Disclosures

(1) 2017 represents the midpoint of guidance as of Fourth Quarter Earnings Releases.

(2) Peer average represents 6 multifamily REITs.

2017 YEAR-TO-DATE SAME-PROPERTY REVENUE GROWTH

ESSEX PROPERTY TRUST, INC.

- YEAR-TO-DATE SAME-PROPERTY REVENUE GROWTH IS TRACKING FAVORABLE TO THE MIDPOINT OF OUR FULL-YEAR GUIDANCE, BUT CONSISTENT WITH OUR EXPECTATIONS THAT GROWTH WILL DECELERATE THROUGHOUT THE YEAR
- WE EXPECT NEW SUPPLY DELIVERIES TO CONTINUE TO IMPACT OUR SAME-PROPERTY RESULTS AS THE MAJORITY OF THE SUPPLY WILL BE DELIVERING BY THE END OF THE SECOND QUARTER
- NATIONAL JOB GROWTH EXPECTATIONS REMAIN MUTED

Same-Property Revenue Growth	Q4 2016 Actuals	Preliminary January/ February 2017	Midpoint of Full-Year Guidance Range
Southern California	5.8%	4.9%	4.00%
Northern California	4.4%	3.7%	1.75%
Seattle	8.3%	7.9%	4.25%
Total Same-Property	**5.8%**	**5.0%**	**3.25%**

2017 FULL-YEAR GUIDANCE (UNCHANGED)

ESSEX PROPERTY TRUST, INC.

	2017 Full-Year Guidance	Midpoint
National GDP Forecast	2.2%	2.2%
National Job Growth	1.6%	1.6%
ESS Job Growth	2.2%	2.2%
ESS Market Rent Growth	3.6%	3.6%
ESS Same-Property Revenue Growth	2.75% – 3.75%	3.3%
ESS Same-Property Expense Growth	2.50% – 3.50%	3.0%
ESS Same-Property NOI Growth	2.50% – 4.25%	3.4%
Total FFO Per Share	$11.46 – $11.86	$11.66
Core FFO Per Share (1)	$11.48 – $11.88	$11.68
Total FFO Per (Diluted) Share Growth	3.1% – 6.7%	4.9%
Core FFO Per (Diluted) Share Growth (1)	4.0% – 7.6%	5.8%

Source: Company Disclosures

(1) Core FFO excludes acquisition costs and non-routine items.

2017 MSA LEVEL FORECAST

ESSEX PROPERTY TRUST, INC.

ESSEX PROPERTY TRUST, INC.

2017 MSA Level Forecast: Supply, Jobs, and Apartment Market Conditions

	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est. New Jobs Dec-Dec	% Growth	Economic Rent Growth
Los Angeles	10,750	6,550	17,300	0.7%	0.5%	69,800	1.6%	3.7%
Orange	6,550	4,650	11,200	1.6%	1.0%	36,400	2.3%	4.2%
San Diego	3,200	3,900	7,100	0.7%	0.6%	34,150	2.4%	5.2%
Ventura	450	375	825	0.7%	0.3%	5,100	1.7%	3.9%
So. Cal.	**20,950**	**15,475**	**36,425**	**1.0%**	**0.6%**	**145,450**	**2.0%**	**4.2%**
San Francisco	4,750	700	5,450	1.3%	0.8%	22,500	2.1%	2.2%
Oakland	2,850	5,250	8,100	0.9%	0.8%	19,000	1.7%	2.4%
San Jose	3,250	2,350	5,600	1.4%	0.8%	26,850	2.5%	2.6%
No. Cal.	**10,850**	**8,300**	**19,150**	**1.2%**	**0.8%**	**68,350**	**2.2%**	**2.5%**
Seattle	**10,950**	**8,650**	**19,600**	**2.3%**	**1.6%**	**44,600**	**2.7%**	**4.6%**
Weighted Average(4)	**42,750**	**32,425**	**75,175**	**1.3%**	**0.9%**	**258,400**	**2.2%**	**3.6%**

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2017 G.D.P. Growth: 2.2% , 2017 Job Growth: 1.6%

(1) **New Residential Supply:** total supply includes the Company's estimate of actual multifamily deliveries including properties with 50+ units and excludes student, senior and 100% affordable housing communities. Single family estimates based on an average trailing 12 month single family permit. Previous presentations had included multifamily deliveries of 100+ units and excluded student, senior and 100% affordable housing.

(2) **Job Forecast:** refers to the difference between total non-farm industry employment (not seasonally adjusted) projected 4Q over 4Q, expressed as total new jobs and growth rates.

(3) **Market Forecast:** the estimated rent growth represents the forecasted change in effective market rents for full year 2017 vs 2016 (excludes submarkets not targeted by Essex).

(4) **Weighted Average:** markets weighted by scheduled rent in the Company's Portfolio.

ESSEX PROPERTY TRUST, INC.

$21.4 BILLION TOTAL CAPITALIZATION


Secured Debt
10%
Unsecured
Debt
15%
Credit Facility
1%
Equity
74%
Equity
Credit Facility
Unsecured Debt
Secured Debt

DEBT SUMMARY ($ MILLION)

Unsecured Debt	
Bonds	$3,165
Term Loan(1)	100
Line of Credit(1)	125
Unamortized Premiums & Debt Issuance Costs	(18)
Total Unsecured Debt	**$3,372**
Mortgage Debt	
Fixed Rate	$1,866
Variable Rate(1)	282
Unamortized Premiums & Debt Issuance Costs	43
Total Secured Mortgage Debt	**$2,191**
Total Consolidated Debt	**$5,563**

LIQUIDITY PROFILE ($ MILLION)

Unsecured Credit Facility - Committed	$1,025
Balance Outstanding	125
Undrawn Portion of Credit Facility	**$900**
Cash, Cash Equivalents & Marketable Securities	309
Total Liquidity	**$1,209**

Source: Company Disclosures
As of 12/31/16
(1) Variable rate debt represents 8.7% of total consolidated debt.

STRONG CREDIT PROFILE

SELECT BALANCE SHEET RATIOS	12/31/16	9/30/16	COVENANT	TARGETS
Secured Debt / Undepreciated Book	15%	15%	< 40%	< 15%
Total Debt / Undepreciated Book	38%	39%	< 65%	< 40%
Interest Coverage	390%	387%	> 150%	> 325%
Unsecured Debt Ratio(1)	282%	279%	> 150%	> 250%
Net Indebtedness to Recurring EBITDA(2)(3)	5.9X	5.7X		6.0X – 7.0X
Unencumbered NOI to Total NOI	67%	67%		> 70%

CREDIT RATINGS

FITCH: BBB+ (STABLE)
MOODY'S: Baa1 (STABLE)
S&P: BBB+ (STABLE)

Source: Company Disclosures

(1) Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.
(2) Net Indebtedness is total debt less unamortized premiums, debt issuance costs, unrestricted cash and cash equivalents, and marketable securities.
(3) Adjusted EBITDA excludes non-routine items in earnings and other adjustments as outlined in the Company's earnings supplement as shown on S-17.1.

WELL LADDERED DEBT MATURITY SCHEDULE

ESSEX PROPERTY TRUST, INC.



Debt Maturity Schedule(1)
Debt Maturities in Millions ($)
1,000
800
600
400
200
0
83
340
302
0
577
75
694
0
52
500
41
400
1
600
1
400
15
500
54
450
165
0
165
0
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter
Unsecured Debt
Secured Debt

Weighted Average Interest Rate

2.7%	5.3%	3.6%	4.8%	4.3%	3.4%	3.6%	4.0%	3.5%	3.4%	2.4%	1.4%

% of Total Debt Maturing/Year

7.8%	5.6%	12.0%	12.8%	10.2%	8.2%	11.1%	7.4%	9.5%	9.3%	3.0%	3.1%

(1) As of 12/31/2016. Excludes lines of credit.

APPENDIX

ESSEX
PROPERTY TRUST, INC.

ESTABLISHED TRACK RECORD OF SUCCESS

ESSEX
PROPERTY TRUST, INC.

INVESTMENT STRATEGY LEADS TO SUPERIOR TOTAL RETURNS

ESSEX
PROPERTY TRUST, INC.

- AN INNOVATIVE MANAGEMENT TEAM RESPONSIVE TO CHANGING MARKET DYNAMICS WITH THE ABILITY TO SOURCE AND STRUCTURE UNIQUE OPPORTUNITIES WITHIN THE MULTIFAMILY SPACE
- DISCIPLINED UNDERWRITING, RIGOROUS ANALYSIS, AND TOTAL RETURN DRIVEN
- HIGHEST TOTAL RETURN OF ALL PUBLIC REITS SINCE IPO IN 1994

INVESTMENT STRATEGY HAS LED TO SUPERIOR VALUE CREATION FOR SHAREHOLDERS SINCE THE IPO

Total Shareholder Return Since IPO
Years Ending December 31



4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
3,499%
1,158%
848%
660%
ESS
NAREIT All Equity
S&P 500
NAREIT Equity Apartments

Source: SNL Financial, NAREIT
June 1994 – December 2016

SIGNIFICANT DIVIDEND AND TOTAL FFO PER SHARE GROWTH SINCE THE IPO

ESSEX
PROPERTY TRUST, INC.

- ESSEX HAS INCREASED ITS DIVIDEND 23 CONSECUTIVE YEARS FOLLOWING ITS IPO, REPRESENTING 319% GROWTH, OR 6% ANNUALLY
- SINCE THE IPO, TOTAL FFO PER SHARE HAS INCREASED 509%, OR 9% ANNUALLY[(1)]



Dividend per Share
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
CAGR: 6%
1994
2017E



Total FFO per Share
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
CAGR(1): 9%
1994 (2)
2017E

(1) Through 2016 actuals. Excludes 2017 estimated growth.
(2) 1994 Total FFO represents Proforma FFO due to the Company's IPO in June 1994.

SUBSTANTIAL GROWTH SINCE THE GREAT RECESSION

ESSEX PROPERTY TRUST, INC.

	2009	2016	Cumulative Change	CAGR
# of Units[(1)]	27,248	59,900	**119.8%**	**11.9%**
# of Properties	133	244	**83.5%**	**9.1%**
Share Price	$83.65	$232.50	**177.9%**	**15.7%**
Equity Market Cap	$2.7B	$15.8B	**485.1%**	**28.7%**
Total Market Cap	$4.6B	$21.4B	**364.4%**	**24.5%**
Annualized Dividend/Share	$4.12	$6.40	**55.3%**	**6.5%**
Core FFO/Share	$5.43	$11.04	**103.3%**	**10.7%**
Consensus NAV/Share	$70.68	$241.79	**242.1%**	**19.2%**
Total Return to Shareholders			**244.7%**	**19.3%**

Source: SNL Financial, Company Disclosures

(1) All units, not pro rata share. Excludes properties under construction.

WHY WEST COAST?

ESSEX
PROPERTY TRUST, INC.

ESSEX PROPERTY TRUST, INC.

- THE COMBINED GDP OF CALIFORNIA AND WASHINGTON WOULD BE THE 5TH LARGEST ECONOMY IN THE WORLD

National GDP Rankings

Rank	Nation	2015 GDP ($M)	% of Total
1	United States	17,947,000	24%
2	China	10,982,829	14%
3	Japan	4,123,258	5%
4	Germany	3,357,614	4%
5	**California & Washington**	**3,064,360**	**4%**
6	United Kingdom	2,849,345	4%
7	France	2,421,560	3%
8	India	2,090,796	3%
9	Italy	1,815,757	2%
10	Brazil	1,772,589	2%

- CA IS THE LARGEST STATE IN THE U.S. REPRESENTING 14% OF U.S. GDP

United States GDP Rankings

Rank	State	Q3 2016 GDP(1) ($M)	% of Total
1	**California**	**2,589,628**	**14%**
2	Texas	1,654,064	9%
3	New York	1,494,116	8%
4	Florida	933,806	5%
5	Illinois	805,876	4%

Source: Bureau of Economic Analysis, IMF

(1) Q3 2016 GDP is seasonally adjusted at annual rates.

FAVORABLE DEMOGRAPHICS

- Higher incomes coupled with a higher cost of home ownership
- Higher percentage of educated 25-34 year olds
- Millennials often choose to rent rather than own

DIVERSE DEMAND DRIVERS

- Highest GDP in the U.S.
- Centers of innovation drive job creation and income growth

LOW SUPPLY

- Long-term at below 1% of total supply
- High cost of home ownership

Higher Household Incomes


$100,000
$80,000
$60,000
$40,000
$20,000
$0

High Median Home Prices Restricts Homeownership


$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0

Supply Constrained Markets[(1)]
(Long-term average housing supply as % of stock)


1.2%
0.8%
0.4%
0.0%

ESS Markets   U.S.

Source: DQ News, NWMLS, NAR, and Moody's

(1) Represents the average annual new supply as a % of stock since 1990.

LIMITED SUPPLY IN ESS MARKETS

ESSEX PROPERTY TRUST, INC.

- ESS CA SUPPLY AS A PERCENT OF STOCK HAS HISTORICALLY BEEN BELOW 1%
- RELATIVE TO THE NATION, ESS' CA MARKETS HAVE LESS HOUSING SUPPLY WITH BETTER JOB GROWTH

Total Permits as a % of Total Stock
ESS CA vs. U.S.



2.0%
1.5%
1.0%
0.5%
0.0%
Dec-90
Dec-92
Dec-94
Dec-96
Dec-98
Dec-00
Dec-02
Dec-04
Dec-06
Dec-08
Dec-10
Dec-12
Dec-14
Dec-16

Single Family Permits as a % of Single Family Stock
ESS CA vs. U.S.



2.0%
1.5%
1.0%
0.5%
0.0%
Dec-90
Dec-92
Dec-94
Dec-96
Dec-98
Dec-00
Dec-02
Dec-04
Dec-06
Dec-08
Dec-10
Dec-12
Dec-14
Dec-16
ESS CA Permits as % of Stock
U.S. Permits as % of Stock

Source: Census, Essex, and Rosen Consulting Group

TECH INDUSTRY: THEN & NOW

ESSEX
PROPERTY TRUST, INC.

TECH TODAY VS. DOT-COM

ESSEX
PROPERTY TRUST, INC.

	THEN (2000)	NOW (2016)
% OF THE WORLD WITH ACCESS TO INTERNET	7%	50%
GLOBAL INTERNET POPULATION	0.4B	3.6B
NUMBER OF DEVICES PER PERSON	1	4.3 (by 2020)
PRICE-TO-SALES RATIO	48.9	5.9
NUMBER OF INTERNET/SOCIAL MEDIA IPOS	90	21
MEDIAN AGE OF COMPANIES GOING PUBLIC	5	10
VENTURE CAPITAL FUNDING	$132B	$42B
US ECOMMERCE REVENUE	$12B	$342B

Source: PWC MoneyTree, Renaissance Capital, Census, Internet World Stats, UF Warrington, Strategy Analytics

WEALTH CREATION IS ACCELERATING ON THE WEST COAST

ESSEX
PROPERTY TRUST, INC.

- TECH HUBS ON THE WEST COAST HAVE HELPED FUEL A SHIFT IN ECONOMIC POWER FROM THE EAST COAST TO THE WEST COAST
- SAN JOSE HAS THE HIGHEST GDP PER CAPITA OF ALL MAJOR U.S. CITIES

SEATTLE
Real GDP/Capita: $75,960
Growth: 18%

BOSTON
Real GDP/Capita: $74,545
Growth: 16%

SAN FRANCISCO
Real GDP/Capita: $81,347
Growth: 17%

SAN JOSE
Real GDP/Capita: $112,851
Growth: 56%

NEW YORK
Real GDP/Capita: $69,971
Growth: 14%

WASHINGTON D.C.
Real GDP/Capita: $72,558
Growth: 8%

LOS ANGELES
Real GDP/Capita: $62,826
Growth: 22%


SEATTLE
SAN FRANCISCO
SAN JOSE
LOS ANGELES
BOSTON
NEW YORK
WASHINGTON D.C.

Source: Bureau of Economic Analysis
Real GDP represents 2015 Per Capita Real GDP by MSA and growth represents Cumulative Growth 2001-2015.

"UNICORNS" VS. PUBLIC TECH COMPANIES

- TOP **10** PUBLIC TECH COMPANIES EMPLOY **14X** MORE PEOPLE THAN THE TOP **20** UNICORNS IN THE BAY AREA AND SEATTLE
- **BOTTOM LINE:** MOVEMENTS MADE BY LARGE PUBLIC TECH COMPANIES SUCH AS APPLE AND ALPHABET HAVE A MORE RELEVANT IMPACT ON THE ECONOMY THAN UNICORNS

PUBLIC TECH COMPANIES

Rank	Company	Total Employees	Est. Bay Area/ Seattle Employees	Est. Market Value ($B)
1	Apple	116,000	25,200	$695.2
2	Alphabet	72,053	35,600	$571.0
3	Microsoft	120,849	52,431	$495.9
4	Amazon	341,400	44,110	$394.6
5	Facebook	17,048	7,086	$388.4
6	Intel	106,000	11,125	$167.0
7	Oracle	136,000	8,807	$166.6
8	Cisco Systems	73,700	15,850	$158.3
9	eBay[(2)]	30,700	6,700	$85.4
10	HP	244,000	4,570	$67.0
	Total	**1,257,750**	**211,479**	**$3,189.4**

UNICORNS

Rank	Company	Total Employees	Est. Bay Area/ Seattle Employees	Est. Market Value ($B)[(1)]
1	Uber	6,700	3,960	$68.0
2	Airbnb	2,500	1,010	$30.0
3	Palantir	1,800	1,100	$20.1
4	Pinterest	700	605	$11.2
5	Dropbox	1,500	1,070	$10.4
6	Stripe	550	500	$9.2
7	Lyft	2,000	860	$5.5
8	Cloudera	1,400	600	$4.1
9	SoFi	525	470	$4.0
10	Slack	700	250	$3.8
11	Docusign	1,500	960	$3.0
12	Houzz	650	500	$2.3
13	GitHub	600	425	$2.0
14	Zenefits	500	350	$2.0
15	SurveyMonkey	650	410	$2.0
16	MuleSoft	700	300	$1.5
17	Medallia	800	550	$1.3
18	Apttus	900	300	$1.3
19	Okta	800	360	$1.2
20	Tintri	500	490	$1.0
	Total	**25,975**	**15,070**	**$183.9**

Source: Silicon Valley Business Journal, Puget Sound Business Journal, San Francisco Business Times, Wiki, Essex estimates as of Q4 2016

(1) Valuations are based on the last round of funding.
(2) eBay data includes both eBay, Inc. and PayPal Holdings, Inc.

COMPARISON OF 10 LARGEST PUBLIC TECH VS. NON-TECH FIRMS

ESSEX PROPERTY TRUST, INC.

- TECH FIRMS HAVE CREATED **$2.4 TRILLION** IN EQUITY MARKET VALUE OVER THE PAST TEN YEARS, GROWING **3.7X** FASTER THAN NON-TECH FIRMS
- TECH FIRMS HAVE **3.1X** MORE CASH ON HAND THAN NON-TECH FIRMS
- **ALL TOP 10** TECH FIRMS AND **3** OF THE TOP NON-TECH FIRMS ARE HEADQUARTERED IN ESS MARKETS
- TOP TECH FIRMS HAVE **21,000** JOB OPENINGS IN CALIFORNIA AND WASHINGTON, DEMONSTRATING THEIR COMMITMENT TO GROW

All data in billions except ratio

Top 10 Largest Public Companies	Headquarters	Equity Market Capitalization (Feb. 10, 2017)	Equity Market Capitalization (Dec. 31, 2005)(1)	Change	Cash Available as of 2016(2)
Tech	Northern CA/Seattle	$3,189.4	$788.1	$2,401.3	$677.7
Non-Tech(3)	Various	$2,301.2	$1,655.9	$645.3	$217.8
Difference		**$888.3**	**($867.8)**	**$1,756.1**	**$459.9**
Ratio of Tech to Non-Tech		**1.4x**	**0.5x**	**3.7x**	**3.1x**

Source: Company Disclosures

(1) Includes only 9 tech and 9 non-tech companies as Facebook and Visa were not public in 2005.
(2) Includes cash, cash equivalents, and marketable securities.
(3) Excludes banks.

LARGE TECH FIRMS CONTINUE TO HIRE

- TOP **10** LARGE TECH FIRMS GLOBAL EMPLOYMENT GROWTH OVER THE PAST DECADE HAS CONTINUED TO RISE
- OVER THE TEN YEAR PERIOD, THE COMPOUND ANNUAL GROWTH RATE OF EMPLOYMENT HIRING HAS BEEN **10.0%**



Top 10 Large Tech Firm Employment(1)
2006-2016
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Number of Employees
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Total Employees

Source: Company Disclosures

(1) Includes Top 10 Largest Public Tech Firms today that have been public since 2006.

ESSEX PROPERTY TRUST, INC.

NORTHERN CALIFORNIA HIGHLIGHTS

- Both San Francisco MD and San Jose job growth continue to significantly outpace the U.S.
- Employers continue to expand in Northern California:
  - Annual office absorption in Silicon Valley was 1.5M sf in 2016, or 2.2% of stock, with an additional 8.0M sf under construction (49% of which is pre-leased).
  - Annual office absorption in the San Francisco MD was 864,000 sf in 2016, or 1.1% of stock, with 5.9M sf under construction (34% of which is pre-leased).

Market Data	U.S.	San Francisco	San Jose
Trailing 3 Month Job Growth	1.5%	2.2%	3.4%
Personal Income Growth 2017F	4.1%	6.2%	5.1%
Median Home Price[(1)]	$240,900	$1,065,300	$828,000

NORTHERN CALIFORNIA AREA MAP



Benicia
Rodeo
Hercules
Martinez
Pittsburg
Antioch
Fairfax
San Rafael
Concord
Coast Ranges
Larkspur
Corte Madera
Mill Valley
Pleasant Hill
Waldon
Clayton
Mount Diablo
Albany
Orinda
Lafayette
Sausalito
Moraga
Alamo
Danville
Piedmont
Canyon
Alameda
Tassajara
San Leandro
Daly City
Castro Valley
South San Francisco
Livermore
Pleasanton
Pacifica
San Francisco Bay
Millbrae
Scarper Peak
Moss Beach
El Granada
Newark
Half Moon Bay
Menlo Park
Palo Alto
Stanford
Milpitas
East Foothills
Cupertino
Saratoga
Los Gatos

Northern CA	Totals
Units	19,480
Properties	74
Pro rata % of NOI	38.8%
SS Occupancy	96.5%

Source: Axiometrics, Moody's, RCG, SNL, BLS, Census and Essex Disclosures as of December 31, 2016. Trailing 3 months ended December 2016.

(1) Home Prices as of November 2016. U.S. uses NAR 3Q16.

LOS ANGELES AREA MAP

Los Angeles	Totals
Units	10,805
Properties	49
Pro rata % of NOI	19.1%
SS Occupancy	96.5%



Santa Clarita
Humphreys
Olive View
San Fernando
Porter Ranch
Chatsworth Lake Manor
La Crescenta
La Canada Flintridge
Burbank
Hidden Hills
Calabasas
Glendale
Universal City
Mount Hollywood
Santa Monica Mountains
Topanga
West Hollywood
Beverly Hills
Los Angeles
Malibu
Topanga Beach
Culver City
East Los Angeles
Santa Monica
View Park
Commerce
Huntington Park
Florence
Bell
Inglewood
Graham
South Gate
Lennox
Westmont
Athens
El Segundo
Hawthorne
West Athens
Lynwood
Willow Brook
Lawndale
Compton
Manhattan Beach
Gardena
Paramount

LOS ANGELES HIGHLIGHTS

- Job growth in Los Angeles was consistent with the U.S. for the trailing three month period as of December.
- The largest gains in December were reported from the Education and Health Services, and Leisure and Hospitality sectors.
- Los Angeles had annual net absorption of roughly 1.6M sf in 2016, or 0.9% of stock, with nearly 2.4M sf of office space under construction (18% of which is pre-leased).

Market Data	U.S.	Los Angeles
Trailing 3 Month Job Growth	1.5%	1.5%
Personal Income Growth 2017F	4.1%	4.7%
Median Home Price(1)	$240,900	$530,000

Source: Axiometrics, Core Logic, Moody's, RCG, SNL, BLS, Census and Essex Disclosures as of December 31, 2016. Trailing 3 months ended December 2016.

(1) Home Prices as of November 2016. Home prices in Los Angeles represent the entire county and not ESS submarkets, which had a weighted average home price of $740,000 as of December 2015. U.S. uses NAR 3Q16.

ESSEX
PROPERTY TRUST, INC.

ORANGE COUNTY AREA MAP

Orange County	Totals
Units	6,932
Properties	28
Pro rata % of NOI	10.6%
SS Occupancy	96.8%


Ontario
Pomona
CAL POLY
Walnut
Chino
Diamond Bar
Chino Hills
Merrill Ave
Los Serranos
Sleepy Hollow
OLINDA
Chino Hills State Park
Brea
East La Mirada
Norwalk
La Mirada
Yorba Linda
Cerritos
Buena Park
Artesia
La Palma
CA-91 Express Lane
PRADO DAM
HILL AND CANYON AREA
Anaheim
Hawaiian Gardens
Cypress
Villa Park
Los Alamitos
Stanton
Rossmoor
Joint Forces Training Center
SANTIAGO HILLS
Orange
Garden Grove
Naval Weapons Station Seal Beach
Westminster
North Tustin
Santa Ana
Tustin
Silverado
Surfside
Sunset Beach
SOUTH MAIN
Kathryn
MODJESKA CANYON
Huntington Beach
Costa Mesa
Foothill Ranch
TURTLE ROCK
Lake Forest
Newport Beach
San Joaquin Hills
Mission Viejo
Laguna Hills
CRYSTAL COVE
Aliso Viejo
Ladera Ranch
Laguna Beach
COVENANT HILLS

ORANGE COUNTY HIGHLIGHTS

- Orange County job growth significantly outpaced the U.S. for the trailing three month period ended December 2016.
- Education and Health Services and Professional and Business Services were the largest sectors to add jobs year-over-year as of December, accounting for more than 49% of the total jobs gained.
- Orange County absorbed 782,000 sf of office space in 2016, representing 0.8% of stock, with approximately 1.9M sf currently under construction (27% of which is pre-leased).

Market Data	U.S.	Orange County
Trailing 3 Month Job Growth	1.5%	2.3%
Personal Income Growth 2017F	4.1%	4.5%
Median Home Price(1)	$240,900	$660,000

Source: Axiometrics, Moody's, RCG, SNL, BLS, Census and Essex Disclosures as of December 31, 2016. Trailing 3 months ended December 2016.

(1) Home Prices as of November 2016. U.S. uses NAR 3Q16.

ESSEX
PROPERTY TRUST, INC.

SEATTLE AREA MAP


Mill Creek
Cathcart
North Creek
Lynnwood
Alderwood Manor
Edmonds
Kingston
Maltby
Mountlake Terrace
Brier
Woodway
Richmond Beach
Kenmore
Bothell
Woodinville
Puget Sound
Sheridan Beach
Duvall
Kingsgate
Lake Park
White
Novelty
Kirkland
Redmond
Adelaide
Yarrow Point
Clyde Hill
Medina
Bellevue
Seattle
Sammamish
Beaux Arts Village
Eastgate
Mercer Island
Newcastle
Issaquah
Bryn Mawr
East Renton Highlands
Renton
Mirrormont

Seattle	Totals
Units	12,197
Properties	56
Pro rata % of NOI	17.5%
SS Occupancy	96.7%

SEATTLE HIGHLIGHTS

- Seattle continues to demonstrate strong job growth of 3.7% for the trailing three months as of December.
- Trade, Transportation and Utilities accounted for 23% of net jobs added year-over-year as of December, while the Information sector accounted for 14%.
- In 2016, Seattle had the strongest job growth in the past six years, adding nearly 60,000 jobs.
- Annual office absorption in Seattle was 2.5M sf for the full-year, or 2.6% of stock.
- Approximately 5.9M sf of office space is under construction, with approximately 46% pre-leased.

Market Data	U.S.	Seattle
Trailing 3 Month Job Growth	1.5%	3.7%
Personal Income Growth 2017F	4.1%	5.2%
Median Home Price(1)	$240,900	$461,800

Source: Axiometrics, Moody's, RCG, SNL, BLS, NWMLS, Census and Essex Disclosures as of December 31, 2016. Trailing 3 months ended December 2016.

(1) Home Prices as of November 2016. U.S. uses NAR 3Q16.

COMMITMENT TO SUSTAINABILITY

ESSEX
PROPERTY TRUST, INC.

SUSTAINABLE COMMITMENT

- For the past 10 years, Essex has been incorporating green initiatives within its apartment communities
- In 2016, Essex participated in the GRESB Survey for the first time – Achieved GREEN STAR Rated Status
  - Ranked second among the multifamily peers

2006 – Began incorporating sustainable practices into development program

2008 – Formed Resource Management group to implement sustainable investments and rebate programs at operating properties

2009 – Completed first sustainable certified community

2014 – Completed 224 sustainable investments at operating properties

2015 – Launched resource management program at properties acquired in BRE merger

2016 – Currently developing CSR strategy; (internal framework in-place) and participated in GRESB survey

GRESB 2016

SUSTAINABLE INITIATIVES THROUGHOUT THE ORGANIZATION

DEVELOPMENT

- Since 2009, the Company has achieved:
  - ❑ LEED* certified status at 6 communities
  - ❑ GreenPoint Ratings* at 8 properties
  - ❑ Pursuing LEED certification on 3 recently completed developments

MAINTENANCE & REDEVELOPMENT

- We are focused on improving the efficiency of our properties through our redevelopment program and ongoing property maintenance activities
- Key Areas of Focus:
  - ❑ Energy Conservation
    - Installing high efficiency boilers and CO systems
    - Installing energy efficient lighting
  - ❑ Water Conservation
    - Drought tolerant landscaping
    - Installing rain sensors and drip irrigation
  - ❑ Waste Management
    - Reducing waste through the implementation of a recycling program in 2014

LIVING ENVIRONMENTS

- Caring for the environment by providing communities that:
  - ❑ Have good in-door air quality
    - Smoke-free, use of low or no VC paint, mandate green cleaning products
  - ❑ Promote recycling
  - ❑ Utilize paperless transactions through online portals
  - ❑ Are conveniently located near public transit

*LEED is a nationally recognized program established by the U.S. Green Building Council to encourage the design of environmentally responsible buildings. GreenPoint Rated is California-specific program through Build It Green, which encourages healthy, energy- and resource-efficient building practices in the state.